Exhibit 99.1

District of: Alberta	☒ Original ☐ Amended
Division No. 02 - Calgary

_Form 78_
Statement of Affairs (Business Bankruptcy) made by an entity
(Subsection 49(2) and Paragraph 158(d) of the Act / Subsections 50(2) and 62(1) of the Act)

In the matter of the bankruptcy of
Legend Energy Canada Ltd.
of the City of Calgary, in the Province of Alberta

To the bankrupt:
You are required to carefully and accurately complete this form and the applicable attachments showing the state of your affairs on the date of the bankruptcy, on the 17th day of September 2014. When completed, this form and the applicable attachments will constitute the Statement of Affairs and must be verified by oath or solemn declaration.

LIABILITIES		ASSETS
(as stated and estimated by the officer)		(as stated and estimated by the officer)
				0.00
1. Unsecured creditors as per list "A"	1,237,258.36	1. Inventory
				0.00
Balance of secured claims as per list "B"	1,657,000.53	2. Trade fixtures, etc.

Total unsecured creditors	2,894,258.89	3. Accounts receivable and other receivables, as per list "E"
		Good	0.00
2. Secured creditors as per list "B"	384.41	Doubtful	0.00
		Bad	0.00
3. Preferred creditors as per list "C"	0.00	Estimated to produce		0.00

4. Contingent, trust claims or other liabilities as per list "D"estimated to be reclaimable for	0.00	4. Bills of exchange, promissory note, etc., as per list "F"		0.00

Total liabilities	2,894,643.30	5. Deposits in financial institutions		0.00

Surplus	NIL	6. Cash		384.14

		7. Livestock		0.00

		8. Machinery, equipment and plant		0.00

		9. Real property or immovable as per list "G"		0.00

		10. Furniture		0.00

		11. RRSPs, RRIFs, life insurance, etc		0.00

		12. Securities (shares, bonds, debentures, etc.)		0.00

		13. Interests under wills		0.00

		14. Vehicles		0.00

		15. Other property, as per list "H"		0.00

		If bankrupt is a corporation, add:
		Amount of subscribed capital	3,754,390.00
		Amount paid on capital	3,754,390.00
		Balance subscribed and unpaid		0.00
		Estimated to produce		0.00

		Total assets		384.41
		Deficiency		2,894,258.89

I, Marshall Diamond-Goldberg, of the City of Pauma Valley in the State of California, do swear (or solemnly declare) that this statement and the attached lists are to the best of my knowledge, a full, true and complete statement of my affairs on the _____ day of _______________, ___________ and fully disclose all property of every description that is in my possession or that may devolve on me in accordance with the Act.

SWORN (or SOLEMNLY DECLARED)
before me at the _____________ in _______________, on this 17th day of September 2014.

Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
1	Acorn Well Service Ltd.	#813, 53016 HWY 60 Acheson AB T7X 5A7	7,999.95	0.00	7,999.95
2	Advantage Oil & Gas Ltd.	300, 440 - 2 Avenue S.W. Calgary AB T2P 5E9	1,800.41	0.00	1,800.41
3	Alberta Energy Regulator Attn: Carole Hachey	Suite 1000, 250 – 5 Street SW Calgary AB T2P 0R4	0.00	0.00	0.00
4	Alberta Energy Regulator Attn: Laura Chant	Suite 1000, 250 - 5th Street SW Calgary AB T2P 0R4	0.00	0.00	0.00
5	Alberta Justice, Energy Legal Services Attn: Piyush (Peter) Mittal	9th Floor, 9945-108 Street Edmonton AB T5K 2G6	0.00	0.00	0.00
6	Alberta One-Call Corporation	104, 4242 - 7 Street SE Calgary AB T2G 2Y8	214.20	0.00	214.20
7	Alberta Sustainable Resource Development	Petroleum Plaza South Tower 9915 108 Street Calgary AB T5K 2C9	2,411.26	0.00	2,411.26
8	Altagas Processing Partnership	1700, 355 - 4th Avenue, SW Calgary AB T2P 0J1	0.00	0.00	0.00
9	Ancel Management Ltd.	223 Hamptons Terrace NW Calgary AB T3A 5R5	564.47	0.00	564.47
10	Apache Canada Ltd.	1000, 700 9th Avenue SW Calgary AB T2P 3V4	566.95	0.00	566.95
11	ARC Resources Ltd.	1200, 308 - 4th Avenue, SW Calgary AB T2P 0H7	6.02	0.00	6.02
12	Backcountry Truckin' Ltd.	Box 6554 Fort St. John BC V1J 4H8	2,413.42	0.00	2,413.42
13	Basnett Oilfield Services Ltd.	P.O. BOX 1364 Fairview AB T0H 1L0	4,026.75	0.00	4,026.75
14	BC Assessment Attn: Karen Nunweiler	Peace River Area Office 1112-103 Avenue Dawson Creek BC V1G 2G7	0.00	0.00	0.00
15	BC One Call Limited	222 4259 Canada Way Burnaby BC V5G 1H1	6.09	0.00	6.09
16	Bellport Resources Ltd.	717 7 Ave SW #1220 Calgary AB T2P 0Z3	8,871.24	0.00	8,871.24
17	Big Guns Energy Services Inc.	600, 640 - 8 Avenue S.W. Calgary AB T2P 1G7	32,439.75	0.00	32,439.75
18	Black Gold Emergency Planners Inc.	4715(B) - 1st Street, SW Calgary AB T2G 0A1	5,146.53	0.00	5,146.53
19	Blue Ridge Lumber Inc.	Accounts Receivable - Lands PO Box 87 Blue Ridge AB T0E 0B0	3,188.76	0.00	3,188.76
20	Blue Storm Energy Ltd.	1365 Dorcas Point Road Nanoose Bay BC V9P 9B4	409.61	0.00	409.61
21	Bohn Petroleum Services Ltd.	Box 300 Swan Hills AB T0G 2C0	1,575.00	0.00	1,575.00
22	Bonavista Energy Corporation	1500, 525 - 8th Ave SW Calgary AB T2P 1G1	4,708.88	0.00	4,708.88
23	Bonnett's Energy Services Partnership	P.O. BOX 9660 STN M CALGARY AB T2P 0E9	10,147.08	0.00	10,147.08

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
24	Boughtonlaw	700, 595 Burrard Street, P.O. Box 49290 Vancouver BC V7X 1S8	228.34	0.00	228.34
25	BP Canada Energy Group ULC	240- 4th Avenue SW Calgary AB T2P 2H8	0.00	0.00	0.00
26	Brenntag Canada Inc.	43 Jutland Road Etobicoke ON M8Z 2G6	2,996.28	0.00	2,996.28
27	Bring It Welding	P.O.Box 6405 Fort St. John BC V1J 4H8	1,613.85	0.00	1,613.85
28	CAL-GAS INC.	4255 - 64 AVENUE S.E. CALGARY AB T2C 2C8	2,559.49	0.00	2,559.49
29	Callera Energy Ltd.	6 Evercreek Bluffs View SW Calgary AB T2Y 4V6	200.00	0.00	200.00
30	Canada Revenue Agency Attn: Revenue Collections Division	Regional Intake Centre for Insolvency 9700 Jasper Avenue Edmonton AB T5J 4C8	0.00	0.00	0.00
31	Canadian Natural Resources Limited	2500, 855 - 2nd Street, SW Calgary AB T2P 4J8	6,549.60	0.00	6,549.60
32	CAPP: IRT Funding	Canadian Association of Petroleum Producers 2100, 350 - 7 Avenue SW Calgary AB T2P 3N9	63.00	0.00	63.00
33	CCS Midstream Services	c/o Tervita 500, 140 10th Avenue SE Calgary AB T2G 0R1	0.00	0.00	0.00
34	CEI Control Services Ltd.	Box 445 Eckville AB T0M 0X0	458.49	0.00	458.49
35	CIT Financial Ltd.	PO Box 4094 Station A Toronto ON M5W 3T1	1,014.85	0.00	1,014.85
36	Computershare Trust Company of Canada	600, 530 - 8th Avenue, SW Calgary AB T2P 3S8	3,807.38	0.00	3,807.38
37	Continental Imaging Products	940A 11 Avenue SW Calgary AB T2R 0E7	2,444.19	0.00	2,444.19
38	Coral Hill Energy Ltd	1100, 520 - 5th Avenue SW Calgary AB T2P 3W2	150.97	0.00	150.97
39	County of Northern Lights	Box 10 Manning AB T0H 2M0	247.12	0.00	247.12
40	CQ Energy Canada Resources Partnership	P.O.BOX 2844, 150 - 6 AVENUE S.W. CALGARY AB T2P 3E3	57,814.20	0.00	57,814.20
41	Crescent Point Energy	1100, 520 - 5 Avenue S.W. Calgary AB T2P 3R7	1,363.57	0.00	1,363.57
42	Dark Energy Ltd.	813 53016, HWY 60 ACHESON AB T7X 5A7	2,552.53	0.00	2,552.53
43	David Johnson	Box 59 Berwyn AB T0H 0E0	4,786.50	0.00	4,786.50
44	David Reed Johnson	Box 268 Berwyn AB T0H 0E0	3,060.00	0.00	3,060.00
45	Dirt Werx Ltd.	#22, 39152 RR 280 RED DEER AB T4S 2C8	315.00	0.00	315.00
46	Donald Copeland	. . .	865.03	0.00	865.03

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
47	Dundeal Canada	Life Plaza 734 7th Avenue SW Suite 400 Calgary AB T2P 3P8	0.00	0.00	0.00
48	E&A Ventures Ltd.	Box 286 Prespatou BC V0C 2S0	3,516.80	0.00	3,516.80
49	Ebor Enterprises Ltd.	R.R. # 1 Blackfalds AB T0M 0J0	4,000.00	0.00	4,000.00
50	EnCana Corporation	500 Centre Street S.E., PO Box 2850 Calgary AB T2P 2S5	750.00	0.00	750.00
51	Energetic Services Ltd.	Box 6639 Fort St.John BC V1J 4J1	6,840.00	0.00	6,840.00
52	Enerplus Corporation	3000, 333 - 7th Avenue, SW Calgary AB T2P 2Z1	257.60	0.00	257.60
53	FMC Technologies Canada Ltd.	10th floor, 333 - 11 Avenue S.W. Calgary AB T2R 1L9	18,177.34	0.00	18,177.34
54	FMJV Group Ltd.	. . .	282.69	0.00	282.69
55	Foothills Energy Services Ltd.	PO Box 9167 Sylvan Lake AB T4S 1S8	1,420.13	0.00	1,420.13
56	Frances Wyatt	Box 343 Rimbey AB T0C 2J0	1,039.98	0.00	1,039.98
57	Francis Stewart	P.O. Box 1486 Grimshaw AB T0H 1W0	3,300.00	0.00	3,300.00
58	Frank L. Wyatt	Box 343 Rimbey AB T0C 2J0	1,857.16	0.00	1,857.16
59	Gallagher Energy Risk Services	c/o LOCKBOX C9575C/U P.O.BOX 9575, STATION M Calgary AB T2P 5L8	118.00	0.00	118.00
60	Gibson Energy Partnership	1700, 440 – 2nd Avenue SW Calgary AB T2P 5E9	0.00	0.00	0.00
61	GILL'S VACUUM SERVICE LTD.	P.O. BOX 21097, RPO BOWER PLACE RED DEER AB T4R 2M1	3,990.00	0.00	3,990.00
62	Goodlo Holdings Ltd.	Box 148 Baldonnel BC V0C 1C0	36,962.10	0.00	36,962.10
63	Grace L. Ballem	c/o P.O. Box 103945, Centennial P.O. Calgary AB T2P 0Y2	2,510.99	0.00	2,510.99
64	GT Farms ULC	3119, 10770 Winternurn Road Edmonton AB T5S 1T7	1,800.00	0.00	1,800.00
65	Guide Exploration Ltd.	400, 250 2nd Street SW Calgary AB T2P 0C1	46,249.04	0.00	46,249.04
66	Harvest Operations Corp.	Suite 2100, 330 - 5th Avenue, SW Calgary AB T2P 0L4	53,219.73	0.00	53,219.73
67	Hejo Farms Ltd.	Box 277 Vauxhall AB T0K 2K0	5,000.00	0.00	5,000.00
68	Hemdbt *address unknown*	. . .	4,894.10	0.00	4,894.10
69	Hihnalta Farms Ltd.	Box 42 Heisler AB T0B 2A0	2,500.00	0.00	2,500.00
70	HITCH ' EM OILFIELD HAULING	BOX 23398 GRANDE PRAIRIE AB T8V 7G7	3,118.50	0.00	3,118.50

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
71	Huron Energy Corporation	202 6 Ave SW Calgary AB T2P 2R9	78.40	0.00	78.40
72	Husky Energy Marketing Inc	707 8 Ave Sw Calgary AB T2P 1H5	0.00	0.00	0.00
73	Husky Oil Operations Limited Attn: Cashier Dept	707 8th Avenue SW, Box 6525, Station D Calgary AB T2P 3G7	168,248.74	0.00	168,248.74
74	HUSKY TRANSPORT LTD.	12155 - 242 ROAD, P.O. BOX 6070 FORT ST.JOHN BC V1J 4H6	3,640.00	0.00	3,640.00
75	Hutton Energy Ltd.	7920 Belt Line Road Ste 510 Dallas TX 75254	11,684.24	0.00	11,684.24
76	IHS Energy (Canada) Ltd. C3171	P.O. Box 9101, Postal Station M Calgary AB T2P 5E1	29,802.58	0.00	29,802.58
77	Imperial Oil	237 - 4th Avenue SW, PO Box 2480, Station "M" Calgary AB T2P 3M9	448.31	0.00	448.31
78	InSite Petroleum Consultants	Suite 2000, 801 6th Avenue SW Calgary AB T2P 3W2	38,431.25	0.00	38,431.25
79	INTERNATIONAL SOVEREIGN	230 840 6th Avenue SW Calgary AB T2P 3E5	895.44	0.00	895.44
80	Invicta Energy Corp.	Suite 1515, 555 - 4th Avenue SW Calgary AB T2P 3E7	44,896.51	0.00	44,896.51
81	Ironside Energy Ltd.	210 Diamond Drive SE Calgary AB T2J 7C8	907.00	0.00	907.00
82	JAC Acquisitions Inc.	Unit 105, Suite 909, 150 Crowfoot Crescent N.W. Calgary AB T3G 3T2	1,935.10	0.00	1,935.10
83	Jodek Industries Ltd.	Box 111 Spruce View AB T0M 1V0	1,155.00	0.00	1,155.00
84	John Adalair Hagerman	#220, 4805 - 45 Street RedDeer AB T4N 7A9	262.74	0.00	262.74
85	John Simon & Judith Ann Waisanen	RR # 3 Eckville AB T0M 0X0	2,000.00	0.00	2,000.00
86	Journey Energy Inc.	400, 321 - 6 Avenue S.W. Calgary AB T2P 3H3	6,111.50	0.00	6,111.50
87	Karl Abraham Ray	2112 Mathers Avenue West Vancouver BC V7V 2H3	1,825.00	0.00	1,825.00
88	Kenneth O. Simpson and Sylvia Le-Ellen Simpson	Box 56 Jenner AB T0J 1W0	375.00	0.00	375.00
89	Keyera Partnership	Suite 600, Sun Life Plaza West Tower, 144 - 4th Avenue, SW Calgary AB T2P 3N4	2,584.75	0.00	2,584.75
90	KMC Oilfield Maintenance Ltd.	205 - 93 MCLEOD AVENUE Spruce Grove AB T7X 2Z9	2,058.00	0.00	2,058.00
91	KNELSEN ROCK PRODUCTS LTD.	P.O. BOX 21119 GRANDE PRAIRIE AB T8V 6W7	1,386.00	0.00	1,386.00
92	KYLE SEVERSON	. . .	17,000.00	0.00	17,000.00
93	L & J Murray Ranches	P.O. Box 369 Picture Butte AB T0K 1V0	200.00	0.00	200.00
94	Larry Vander Linden	General Delivery Clayhurst BC V0C 1K0	4,000.00	0.00	4,000.00

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
95	Little Bow Grazing Association	c/o Box 99 Carmangay AB T0L 0N0	2,400.00	0.00	2,400.00
96	Lo-Cost Propane	Div. of Save-X-LP Gas Ltd. PO Box 2435 Lethbridge AB T1J 4K8	147.00	0.00	147.00
97	Long Run Exploration	400, 250 - 2 Street S.W. Calgary AB T2P 0C1	13,169.03	0.00	13,169.03
98	Marquis Alliance	Suite 700 706 Seventh Avenue SW Calgary AB T2P 0Z1	1,689.93	0.00	1,689.93
99	Marshall Diamond-Goldberg	Box 34 Site 5 RR 2 Okotoks AB T1S 1A2	0.00	0.00	0.00
100	Mattinson Farm Services Ltd.	PO Box 490 Viking AB T0B 4N0	2,350.00	0.00	2,350.00
101	McCarthy Tetrault LLP	3300,421 - 7 Avenue S.W. Calgary AB T2P 4K9	8,870.96	0.00	8,870.96
102	McMillan LLP	1900, 736 - 6 Avenue S.W. Calgary AB T2P 3T7	5,749.51	0.00	5,749.51
103	McMillan Oils Ltd.	438 Country Hills Dr NW Calgary AB T5K 3A8	953.06	0.00	953.06
104	Medicine River Oil Recyclers Ltd.	PO Box 58 Eckville AB T0M 0X0	0.00	0.00	0.00
105	Minister of Finance	c/o Special Areas Board 212 - 2nd Avenue W. Hanna AB T0J 1P0	0.00	0.00	0.00
106	Minister of Finance, Alberta Attn: Alberta Energy	Petroleum Plaza - North Tower 9945 - 108 Street Edmonton AB T5K 2G6	0.00	0.00	0.00
107	Minister of Finance, British Columbia Attn: OIL & GAS REVENUE BRANCH	PO BOX 9328 STN PROV GOVT Victoria BC V8W 9N3	672.77	0.00	672.77
108	Minister of Finance, Province of Alberta Attn: Alberta Sustainable Resource Development	Petroleum Plaza - South Tower 9915 - 108 Street Edmonton AB T5K 2C9	50.00	0.00	50.00
109	Ministry of Energy and Mines, British Columbia Attn: OIL & GAS REVENUE BRANCH	PO Box 9326, Stn. Prov. Govt. 6th Floor, 1810 Blanshard Street Victoria BC V8W 9N3	0.00	0.00	0.00
110	Ministry of Forests, Land and Natural Resource Operation Attn: Sylvia Barroso	2080A Labieux Road Nanaimo BC V9T 6J9	0.00	0.00	0.00
111	Municipal District of Peace No. 135	Box 34 Berwyn AB T0H 0E0	5,441.52	0.00	5,441.52
112	Municipal District of Taber	4900B - 50 Street Taber AB T1G 1T2	1,648.01	0.00	1,648.01
113	National Bank of Canada Attn: Beth Pineda	Suite 600, 311 - 6th Avenue SW Calgary AB T2P 3H2	0.00	1,657,000.53	1,657,000.53
114	Neil and Rhoda Kruchten	Box 121 Heisler AB T0B 2A0	3,000.00	0.00	3,000.00
115	NELGAR SERVICES INC.	101, 7477 - 49 AVENUE RED DEER AB T4P 1N1	1,102.51	0.00	1,102.51
116	Nemesis Oilfield Services Ltd.	Box 351, 9420 - 93 Avenue Fort St.John BC V1J 6W7	1,648.50	0.00	1,648.50

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
117	Newalta Corporation	211 - 11th Avenue SW Calgary AB T2R 0C6	761.79	0.00	761.79
118	Nicholas Michael Naciuk	R.R. 1 Mannville AB T0B 2W0	2,620.00	0.00	2,620.00
119	NORTON ROSE BARRISTERS & SOLICITORS	3700, 400-3 AVENUE S.W. CALGARY AB T2P 4H2	545.61	0.00	545.61
120	NORWEST PUMPJACK SERVICES LTD.	1963 CECIL LAKE ROAD, BOX 47 GOODLOW BC V0C 1S0	1,675.78	0.00	1,675.78
121	OAKRIDGE Enviromental Engineering Inc.	1508 - 97 Avenue Dawson Creek BC V1G 1N7	11,612.74	0.00	11,612.74
122	Oil & Gas Commission	Oil & Gas Commission, Corporate Services 300 398 Harbour Road Victoria BC V9A 0B7	226.25	0.00	226.25
123	Oilbank Exploration Inc.	39 Cheyanne Meadows Way, NW Calgary AB T3R 1B6	713.29	0.00	713.29
124	Pandell Technology Corporation	210, 4838 Richard Road S.W. Calgary AB T3E 6L1	12,500.00	0.00	12,500.00
125	Paramount Resources Ltd.	4700, 888 - 3rd Street, SW Calgary AB T2P 5C5	3,134.84	0.00	3,134.84
126	Patrick O'Brien	Box 10 Benalto AB T0M 0H0	7,200.00	0.00	7,200.00
127	PDL CONTACT CENTRES LTD.	212 MERIDIAN ROAD N.E. CALGARY AB T2A 2N6	285.02	0.00	285.02
128	Penn West Petroleum Ltd.	2000, 425 - 1st Street, SW Calgary AB T2P 3L8	42,813.13	0.00	42,813.13
129	PetroNet Systems LP	750, 521 3rd Avenue SW Calgary AB T2P 3T3	1,575.00	0.00	1,575.00
130	Ponoka County	4205 Highway 2A Ponoka AB T4J 1V9	2,859.00	0.00	2,859.00
131	POWERHOUSE COMPRESSION SERVICES	#1, 7045 EDGAR INDUSTRIAL LINK RED DEER AB T4P 3Z6	9,158.29	0.00	9,158.29
132	Prairie Land & Investment Services Ltd.	201 2629 - 29th Avenue Regina SK S4S 2N9	186.22	0.00	186.22
133	PRODUCTION CONTROL SERVICES CANADA	UNIT 9, 3030 SUNRIDGE WAY N.E. CALGARY AB T1Y 7K4	1,157.10	0.00	1,157.10
134	Provident Acquisitions L.P.	3700, 400 - 3rd Avenue S.W. Calgary AB T2P 4H2	1,504.43	0.00	1,504.43
135	Questfire Energy Corp.	400, 703 - 6 Avenue S.W. Calgary AB T2P 0T9	2,585.86	0.00	2,585.86
136	R & L WEIR STABLES LTD.	RR 1 BLACKFALDS AB T0M 0J0	1,134.00	0.00	1,134.00
137	R-5 RESOURCES	. . .	54.15	0.00	54.15
138	Randy & Sandy Rawe	Box 6242 Peace River AB T8S 1S2	2,050.00	0.00	2,050.00
139	RANGE ROYALTY LIMITED PARTNERSHIP	PO Box 1178, Station M Calgary AB T2P 2L2	32,167.06	0.00	32,167.06
140	Ravenwood Energy Corp.	Suite 2500, 635 - 8th Avenue SW Calgary AB T2P 3M3	318.31	0.00	318.31

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
141	Raymond Stein	. . .	3,000.00	0.00	3,000.00
142	Receiver General	Canada Revenue Agency Tax Centre PO Box 14002 Stn Main Winnipeg MB R3C 3P8	235.56	0.00	235.56
143	Red Deer County	38106 Rge Rd 275 Red Deer County AB T4S 2L9	27,814.53	0.00	27,814.53
144	Reddog Systems Inc.	Suite 700, 521 - 3rd Avenue SW Calgary AB T2P 3T3	783.67	0.00	783.67
145	RMP Energy Inc.	1200, 500 - 4 Avenue S.W. Calgary AB T2P 2V6	224.00	0.00	224.00
146	Roland and Joanne Comeau	RR # 1, Site 15, Box 9 Ponoka AB T4J 1R1	2,400.00	0.00	2,400.00
147	Sage Energy Corp.	261122 Wagon Wheel Crescent Rocky View County AB T4A 0E2	59,950.76	0.00	59,950.76
148	Sandpoint Resources Inc.	330 5 Ave SW Calgary AB T2P 0L4	200.00	0.00	200.00
149	Shasco Exploration Ltd.	22 TILLER PLACE AIRDRIE AB T4A 1S6	976.90	0.00	976.90
150	Shaw Cable	PO Box 2468 Station Main Calgary AB T2P 4Y2	778.63	0.00	778.63
151	Signalta Resources Limited	700, 840 - 6 Avenue S.W. Calgary AB T2P 3E5	26,640.81	0.00	26,640.81
152	Sphere Energy Corp.	750, 815 - 8th Avenue, SW Calgary AB T2P 3P2	69.59	0.00	69.59
153	SPRINGBURN OILFIELD SERVICES LTD.	BOX 2940 HIGH PRAIRIE AB T0G 1E0	10,584.00	0.00	10,584.00
154	Success Energy Ltd.	88 Range Green NW Calgary AB T3G 1H3	29,465.47	0.00	29,465.47
155	Suncor Energy Oil and Gas Partnership	P.O. BOX C09657C, STATION M 150 - 6th Avenue SW Calgary AB T2P 0E9	32,372.15	0.00	32,372.15
156	Sylvia Le-Ellen Simpson	Box 56 Jenner AB T0J 1W0	1,125.00	0.00	1,125.00
157	Task Equipment	Box 111 Slave Lake AB T0G 2A0	882.47	0.00	882.47
158	Terrance R. & Marilyn A. Niemela	Box 90 Eckville AB T0M 0X0	15,000.00	0.00	15,000.00
159	The County of Lacombe No.14	RR # 3 Lacombe AB T4L 2N3	7,410.07	0.00	7,410.07
160	Tiger Moth Energy Inc.	1014A - 12th Avenue SW Calgary AB T2R 0J6	2,367.40	0.00	2,367.40
161	Trigon Construction ltd.	PO Box 56 Blue Ridge AB T0E 0B0	2,100.00	0.00	2,100.00
162	TRILOGY ENERGY	1400, 332 - 6 AVENUE S.W. CALGARY AB T2P 0B2	47.25	0.00	47.25
163	Trudie Gefle	R.R.#4 Eckville AB T0M 0X0	3,000.00	0.00	3,000.00

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "A"
Unsecured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Unsecured claim	Balance of claim	Total claim
164	Underworld Line Locating Ltd.	9614 Sikanni Road Fort St.John BC V1J 4V1	1,229.59	0.00	1,229.59
165	Univar Canada Ltd.	PO Box 2536, Station M Calgary AB T2P 0V9	0.00	0.00	0.00
166	Vital Business Solutions	Suite 150, 3359 - 27 Street NE Calgary AB T1Y 5E4	4,035.15	0.00	4,035.15
167	Vulcan County	PO Box 180, 102 Centre Street Vulcan AB T0L 2B0	9,056.15	0.00	9,056.15
168	Walter Royal	. . .	924.20	0.00	924.20
169	Wells Mineral	Box 1069 Caroline AB T0M 0M0	10,997.47	0.00	10,997.47
170	Wellside Services	Box 1346 Grimshaw AB T0H 1W0	3,753.76	0.00	3,753.76
171	West Rock Energy Consultants Ltd.	700, 138 - 4 Avenue S.E. Calgary AB T2G 4Z6	7,707.25	0.00	7,707.25
172	Whitecap Resources Inc.	500, 222 - 3 Avenue S.W. Calgary AB T2P 0B4	11,757.24	0.00	11,757.24
173	Wilfred and Phyllis Knight	RR # 1 Tees AB T0C 2N0	2,500.00	0.00	2,500.00
174	Yoho Resources Partnership	SUITE 500, 521 - 3 AVENUE S.W. CALGARY AB T2P 3T3	42,383.54	0.00	42,383.54
175	Zedi Canada Inc.	902 11 Ave. SW Calgary AB T2R 0E7	6,438.60	0.00	6,438.60
Total:			1,237,258.36	1,657,000.53	2,894,258.89

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "B"
Secured Creditors

Legend Energy Canada Ltd.

No.	Name of creditor	Address	Amount of claim	Particulars of security	When given	Estimated value of security	Estimated surplus from security	Balance of claim
1	National Bank of Canada Attn: Beth Pineda	Suite 600, 311 - 6th Avenue SW Calgary AB T2P 3H2	1,657,384.94	Cash on hand - Savings - National Bank of Canada	12-Feb-2014	384.41		1,657,000.53
Total:			1,657,384.94			384.41	0.00	1,657,000.53

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "C"
Preferred Creditors for Wages, Rent, etc.

Legend Energy Canada Ltd.

No.	Name of creditor	Address and occupation	Nature of claim	Period during which claim accrued	Amount of claim	Amount payable in full	Difference ranking for dividend
Total:					0.00	0.00	0.00

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "D"
Contingent or Other Liabilities

Legend Energy Canada Ltd.

No.	Name of creditor or claimant	Address and occupation	Amount of liability or claim	Amount expected to rank for dividend	Date when liability incurred	Nature of liability
Total:			0.00	0.00

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "E"
Debts Due to the Bankrupt

Legend Energy Canada Ltd.

No.	Name of debtor	Address and occupation	Nature of debt	Amount of debt (good, doubtful, bad)	Folio of ledgers or other book where particulars to be found	When contracted	Estimated to produce	Particulars of any securities held for debt
				0.00
Total:				0.00			0.00
				0.00

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "F"

Bills of Exchange, Promissory Notes, Lien Notes, Chattel
Mortgages, etc., Available as Assets

Legend Energy Canada Ltd.

No.	Name of all promissory, acceptors, endorsers, mortgagors, and guarantors	Address	Occupation	Amount of bill or note, etc.	Date when due	Estimated to produce	Particulars of any property held as security for payment of bill or note, etc.
Total:				0.00		0.00

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Continued

List "G"
Real Property or Immovables Owned by Bankrupt

Legend Energy Canada Ltd.

Description of property	Nature of bankrupt interest	In whose name does title stand	Total value	Particulars of mortgages, hypothecs, or other encumbrances (name, address, amount)	Equity or surplus
Total:			0.00		0.00

17-Sep-2014
Date	Marshall Diamond-Goldberg

District of:                 Alberta
Division No.             02 - Calgary
Court No.
Estate No.

FORM 78 -- Concluded

List "H"
Property

Legend Energy Canada Ltd.
FULL STATEMENT OF PROPERTY

Nature of property	Location	Details of property	Original cost	Estimated to produce
(a) Stock-in-trade			0.00	0.00
(b) Trade fixtures, etc.			0.00	0.00
(c) Cash in financial institutions			0.00	0.00
(d) Cash on hand			384.41	384.41
(e) Livestock			0.00	0.00
(f) Machinery, equipment and plant	Canada	Fixed Assets en bloc	1,962,362.63	0.00
(g) Furniture			0.00	0.00
(h) Life insurance policies, RRSPs, etc.			0.00	0.00
(i) Securities			0.00	0.00
(j) Interests under wills, etc.			0.00	0.00
(k) Vehicles			0.00	0.00
(l) Taxes		Book Debts - Accounts Receivable - Joint Venture	302,628.60	0.00
(m) Other		Book Debts - Intercompany AR - Legend Oil and Gas Ltd.	12,539.50	0.00
		Book Debts - Accounts Receivable en bloc	4,345.91	0.00
		Prepaids and Deposits	117,055.82	0.00
Total:				384.41

17-Sep-2014
Date	Marshall Diamond-Goldberg

Court No.

File No.

__________________________________________
In the matter of the bankruptcy of
Legend Energy Canada Ltd.
of the City of Calgary, in the Province of Alberta

__________________________________________
Form 78 (Bill C-12)
Statement of affairs (Business bankruptcy)

__________________________________________

KPMG Inc. - Trustee
__________________________________________
777 Dunsmuir St.
Vancouver BC V7Y 1K3
Phone: (604) 691-3000 Fax: (604) 691-3036